NEWS RELEASE

FOR:          Trump Hotels & Casino Resorts, Inc. (NYSE:DJT)
CONTACT:      John P. Burke, Corporate Treasurer
                       (212) 891-1500
FOR RELEASE:  July 23, 2003 - 7:30 AM

                       TRUMP HOTELS & CASINO RESORTS, INC.
                           REPORTS 2003 SECOND QUARTER
                             AND SIX MONTHS RESULTS


     NEW YORK, NY - Trump Hotels & Casino Resorts, Inc. ("THCR" or the "Company") (NYSE:DJT) today reported its operating results for the second quarter and six months ended June 30, 2003. THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended June 30, 2003 of $306.9 million, compared to $307.6 million for the quarter ended June 30, 2002. Consolidated income from operations for the quarter ended June 30, 2003 was $47.2 million, compared to $55.6 million for the quarter ended June 30, 2002. Consolidated net loss for the quarter ended June 30, 2003 was $10.0 million, or $0.46 per share (including a $1.3 million charge for state income taxes), compared to net income of $0.2 million, or $0.01 per share net of minority interest of $0.1 million, for the quarter ended June 30, 2002. EBITDA (defined by the Company as income from operations before depreciation, amortization, non-cash CRDA write-downs, non-recurring debt renegotiation costs and corporate expenses) for the quarter ended June 30, 2003 was $75.5 million, compared to EBITDA of $81.4 million reported for the quarter ended June 30, 2002. "EBITDA" is not a measure of financial performance under GAAP. The Company believes that EBITDA is used by certain investors as one measure to evaluate an entity's ability to service debt. A reconciliation of EBITDA to income from operations and net loss is included in the attached schedules. Substantially, all of the reduction in EBITDA for the quarter ended June 30, 2003, compared to the second quarter of June 30, 2002, is attributable to the increase of $3.9 million in real estate taxes, insurance and utility costs and a $1.9 million retroactive increase in the Indiana gaming tax.

     THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the six months ended June 30, 2003 of $585.7 million, compared to $603.4 million for the six months ended June 30, 2002. Consolidated income from operations for the six months ended June 30, 2003 was $74.5 million, compared to $103.8 million for the six months ended June 30, 2002. EBITDA for the six months ended June 30, 2003 was $132.2 million compared to EBITDA of $155.5 million for the six months ended June 30, 2002. Consolidated net loss for the six months ended June 30, 2003 was $34.0 million, or $1.55 per share net of minority interest of $5.1 million (including a $2.4 million charge for state income taxes), compared to a net loss of $4.3 million, or $0.20 per share net of minority interest of $2.5 million, for the six months ended June 30, 2002.

     Donald J. Trump, Chairman, President and Chief Executive Officer, commented, "April, 2003 showed a continuation of the first quarter negative trends. The Iraqi war and unseasonable weather contributed to lower operating results for the first month of the quarter. However, in May and June, company-wide gaming revenue rebounded to prior year levels. To face increased competition and higher insurance costs, utility costs and real estate taxes, we have to continuously look at ways to reduce costs and operate more efficiently. We have to continue to market to our customers in cost effective ways. Our emphasis on improving customer service remains a paramount objective of our management team."

     Trump Taj Mahal Associates reported net revenues of $127.9 million for the quarter ended June 30, 2003, compared to $128.5 million for the quarter ended June 30, 2002. Income from operations for the quarter ended June 30, 2003 was $21.4 million, compared to $26.3 million for the quarter ended June 30, 2002. EBITDA was $33.9 million for the quarter ended June 30, 2003, compared to $36.5 million for the quarter ended June 30, 2002. Trump Taj Mahal Associates reported net revenues of $246.5 million for the six months ended June 30, 2003, compared to $253.3 million for the six months ended June 30, 2002. Income from operations for the six months ended June 30, 2003 was $37.4 million, compared to $50.5 million for the six months ended June 30, 2002. EBITDA was $61.1 million for the six months ended June 30, 2003, compared to $70.3 million for the six months ended June 30, 2002. Mark A. Brown, the

Company's Chief Operating Officer, commented, "May and June results reaffirmed our operating strategies, with both months' performances exceeding the prior year's. With the Borgata as our newest competition, the Taj must continue to nurture its customers with great service, diverse and exciting dining and entertainment options and most importantly, provide the most popular slot machines and table games that our patrons demand. The introduction of cashless slot machines will further our efforts to enhance our customers' gaming experience, improve service levels and at the same time reduce our operating costs. "

     Trump Plaza Associates reported net revenues of $78.8 million for the quarter ended June 30, 2003, compared to $79.3 million for the quarter ended June 30, 2002. Income from operations for the quarter ended June 30, 2003 was $13.6 million, compared to $14.7 million for the quarter ended June 30, 2002. EBITDA was $19.0 million for the quarter ended June 30, 2003, compared to $19.5 million for the quarter ended June 30, 2002. Trump Plaza Associates reported net revenues of $148.7 million for the six months ended June 30, 2003, compared to $155.2 million for the six months ended June 30, 2002. Income from operations for the six months ended June 30, 2003 was $20.8 million, compared to $27.3 million for the six months ended June 30, 2002. EBITDA was $31.9 million for the six months ended June 30, 2003, compared to $37.0 million for the six months ended June 30, 2002. Mr. Brown said, "Trump Plaza's new beach bar has been very successful. We look forward to the opening early next year of the Rainforest Cafe, which will further enhance the Plaza's premier position on the Boardwalk in the center of Atlantic City. Despite a difficult April, and rising real estate taxes and insurance and utility costs, the Plaza's quarterly performance about equaled the prior year."

     For the quarter ended June 30, 2003, Trump Marina Associates reported net revenues of $68.2 million, compared to $68.5 million for the quarter ended June 30, 2002. Income from operations for the quarter ended June 30, 2003 was $9.6 million, compared to $10.0 million for the quarter ended June 30, 2002. EBITDA was $15.9 million for the quarter ended June 30, 2003, compared to $17.2 million for the quarter ended June 30, 2002. For the six months ended June 30, 2003, Trump Marina Associates reported net revenues of $126.7 million, compared to $131.7 million for the six months ended June 30, 2002. Income from operations for the six months ended June 30, 2003 was $12.2 million, compared to $18.5 million for the six months ended June 30, 2002. EBITDA was $24.2 million for the six months ended June 30, 2003, compared to $31.9 million for the six months ended June 30, 2002. Mr. Brown commented, "Both May and June exceeded prior year operating levels, but as with our other properties, the effects of the war on April's results caused the lower overall quarterly results. Once again, the higher insurance and utility costs and real estate taxes account for the lower performance level in the 2003 second quarter."

     For the quarter ended June 30, 2003, Trump Indiana reported net revenues of $30.8 million, compared to $30.2 million for the quarter ended June 30, 2002. Income from operations for the quarter ended June 30, 2003 was $2.3 million, compared to $4.3 million for the quarter ended June 30, 2002. EBITDA was $5.7 million for the quarter ended June 30, 2003, compared to $7.2 million for the quarter ended June 30, 2002. During the second quarter, the Company recorded an additional $1.9 million retroactive gaming tax required by recent legislation, which changed the effective dates of Indiana's gaming tax structure. For the six months ended June 30, 2003, Trump Indiana reported net revenues of $61.6 million, compared to $62.0 million for the six months ended June 30, 2002. Income from operations for the six months ended June 30, 2003 was $6.4 million, compared to $9.8 million for the six months ended June 30, 2002. EBITDA was $13.3 million for the six months ended June 30, 2003, compared to $15.3 million for the six months ended June 30, 2002. Mark Brown commented, "Trump Indiana's operating performance was essentially equal to the second quarter of last year. Trump Indiana will now have twenty-four hour gaming, which will be most helpful on weekends."

     THCR Management Services during the quarter ended June 30, 2003, earned $1.2 million in management fees under its five-year management agreement with the Twenty Nine Palms Band of Luiseno Mission Indians of California for Trump 29 Casino (included in other revenues), compared to $1.1 million earned in management fees for the quarter ended June 30, 2002, and incurred $0.2 million in associated general and administrative costs for the quarter ended June 30, 2003, compared to $0.1 million in associated general and administrative costs for the quarter ended June 30, 2002. For the six months ended June 30, 2003, management fees totaled $2.1 million, compared to $1.1 million for the six months ended June 30, 2002, and incurred $0.3 million in associated general and administrative costs for the six months ended June 30, 2003, compared to the $0.1 million for the six months ended June 30, 2002.

     For the quarter ended June 30, 2003, Trump Atlantic City Associates reported combined net revenues of Trump Plaza and Trump Taj Mahal of $206.7 million, compared to net revenues of $207.8 million for the quarter ended June 30, 2002. Income from operations for the quarter ended June 30, 2003 was $34.6 million, compared to $40.9 million for the quarter ended June 30, 2002. EBITDA was $52.9 million for the quarter ended June 30, 2003, compared to $56.0 million for the quarter ended June 30, 2002. For the six months ended June 30, 2003, Trump Atlantic City Associates reported combined net revenues of Trump Plaza and Trump Taj Mahal of $395.2 million, compared to net revenues of $408.5 million for the six months ended June 30, 2002. Income from operations for the six months ended June 30, 2003 was $57.9 million, compared to $76.3 million for the six months ended June 30, 2002. EBITDA was $93.0 million for the six months ended June 30, 2003, compared to $107.3 million for the six months ended June 30, 2002.

     For the quarter ended June 30, 2003, Trump Casino Holdings, LLC ("TCH") reported combined net revenues of Trump Marina and Trump Indiana and management fees for Trump 29 of $100.2 million, compared to net revenues of $99.8 million for the quarter ended June 30, 2002. Income from operations for the quarter ended June 30, 2003 was $14.0 million, compared to $15.0 million for the quarter ended June 30, 2002. EBITDA was $22.6 million for the quarter ended June 30, 2003, compared to $25.4 million for the quarter ended June 30, 2002. For the six months ended June 30, 2003, TCH reported combined net revenues of Trump Marina and Trump Indiana and management fees for Trump 29 of $190.5 million, compared to net revenues of $194.9 million for the six months ended June 30, 2002. Income from operations for the six months ended June 30, 2003 was $21.3 million, compared to $28.9 million for the six months ended June 30, 2002. EBITDA was $39.3 million for the six months ended June 30, 2003, compared to $48.2 million for the six months ended June 30, 2002.

     With respect to the Borgata's July opening, Mr. Brown commented, "While it is premature to evaluate the overall effects of the Borgata opening, our initial concerns with respect to its effect on our Boardwalk properties have, to date, been less than we had anticipated. The Trump Marina, however, has not, to date, benefited from the opening, in that we have not experienced the increased traffic flow that we had expected. Coincidently, the vehicular ramp connecting the Borgata to the Marina has not yet opened. Its completion is expected in September of this year."

     THCR is a public company which is approximately 56.2% beneficially owned by Donald J. Trump. In July 2003, Mr. Trump exchanged his 1,500 shares of Series A Preferred Stock for 7,894,737 shares of the Company Stock. The Company is separate and distinct from all of Mr. Trump's real estate and other holdings and is the exclusive vehicle through which Donald J. Trump engages in gaming activities.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

     All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

     Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

                                     # # #

                       TRUMP HOTELS & CASINO RESORTS, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                        (In thousands, except share data)


                                                          3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                              $320,424     $318,948        $614,132     $630,386
ROOMS                                                 20,434       20,931          38,349       39,766
FOOD & BEVERAGE                                       32,604       32,198          61,297       62,532
OTHER                                                 10,854       10,843          19,390       19,559
PROMOTIONAL ALLOWANCES (a)                           (77,426)     (75,349)       (147,505)    (148,882)
                                                --------------------------   --------------------------
NET REVENUES                                        $306,890     $307,571        $585,663     $603,361
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING (a)                                          $145,798     $144,669        $286,515     $287,832
ROOMS                                                  8,164        8,426          15,600       16,088
FOOD & BEVERAGE                                       12,183       12,044          22,415       22,684
GENERAL & ADMIN                                       65,264       61,057         128,895      121,271
                                                --------------------------   --------------------------
   TOTAL EXPENSES                                   $231,409     $226,196        $453,425     $447,875
                                                --------------------------   --------------------------

EBITDA (b)                                           $75,481      $81,375        $132,238     $155,486
Less:
CRDA                                                   3,206        1,410           4,635        2,774
DEPRECIATION & AMORTIZATION                           22,751       20,399          45,436       39,817
CORPORATE EXPENSES INCL DJT SERVICES AGREEMENT         1,958        3,047           4,676        6,062
DEBT RENEGOTIATION COSTS                                 323          949           2,951        3,064
                                                --------------------------   --------------------------
INCOME FROM OPERATIONS                                47,243       55,570          74,540      103,769
                                                --------------------------   --------------------------

INTEREST INCOME                                         (434)        (612)         (1,067)      (1,093)
INTEREST EXPENSE                                      55,853       55,239         113,907      110,454
GAIN ON DEBT RETIREMENT, NET (c)                           -            -          (2,892)           -
OTHER NON-OPERATING (INCOME)EXPENSE, NET                   7          (39)             27           54
                                                --------------------------   --------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                  $55,426      $54,588        $109,975     $109,415
                                                --------------------------   --------------------------

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE,           ($8,183)        $982        ($35,435)     ($5,646)
   INCOME TAXES & MINORITY INTEREST
LOSS IN JOINT VENTURE                                   (615)        (598)         (1,230)      (1,200)
PROVISION FOR INCOME TAXES (d)                        (1,250)           -          (2,409)           -
                                                --------------------------   --------------------------
INCOME(LOSS) BEFORE MINORITY INTEREST               ($10,048)        $384        ($39,074)     ($6,846)
MINORITY INTEREST (e)                                                (140)          5,061        2,504
                                                --------------------------   --------------------------
NET INCOME(LOSS)                                    ($10,048)        $244        ($34,013)     ($4,342)
                                                ==========================   ==========================

WEIGHTED AVERAGE # SHARES-BASIC                   22,010,027   22,010,027      22,010,027   22,010,027
                                                ==========================   ==========================
WEIGHTED AVERAGE # SHARES-DILUTED                 22,010,027   22,061,762      22,010,027   22,010,027
                                                ==========================   ==========================

BASIC AND  DILUTED  EARNINGS(LOSS) PER SHARE          ($0.46)       $0.01          ($1.55)      ($0.20)
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $5.8 million for the quarter ended June 30, 2002 and $11.2 million for the six months ended June 30, 2002.
(b)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies. Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions. Debt renegotiation costs include the costs associated with 2002 debt refinancing no longer pursued and transactional fees earned upon the successful completion of debt refinancing in 2003.
(c) Includes a net gain of $10.4 million of theTrump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.
(d) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002.
(e) Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

                         TRUMP ATLANTIC CITY ASSOCIATES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                           3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------

REVENUES
CASINO                                              $218,565     $216,836        $417,228     $428,262
ROOMS                                                 14,849       15,447          27,922       29,162
FOOD & BEVERAGE                                       23,545       23,321          44,583       45,733
OTHER                                                  5,937        6,564          11,516       13,400
PROMOTIONAL ALLOWANCES (a)                           (56,196)     (54,388)       (106,048)    (108,055)
                                                --------------------------   --------------------------
NET REVENUES                                         206,700      207,780         395,201      408,502
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING (a)                                            96,530       96,456         190,419      192,588
ROOMS                                                  6,411        6,876          12,417       13,057
FOOD & BEVERAGE                                        8,289        8,111          15,504       15,593
GENERAL & ADMIN                                       42,571       40,379          83,900       79,981
                                                --------------------------   --------------------------
  TOTAL EXPENSES                                     153,801      151,822         302,240      301,219
                                                --------------------------   --------------------------

EBITDA (b)                                            52,899       55,958          92,961      107,283
Less:
CRDA                                                   2,111        1,128           3,282        2,246
DEPRECIATION & AMORTIZATION                           15,626       13,678          31,073       26,803
CORPORATE EXPENSES                                       222          206             422          400
DEBT RENEGOTIATION COSTS                                 300            -             300        1,570
                                                -------------------------------------------------------
INCOME FROM OPERATIONS                                34,640       40,946          57,884       76,264
                                                --------------------------   --------------------------

INTEREST INCOME                                         (219)        (310)           (441)        (558)
INTEREST EXPENSE                                      38,751       38,232          77,393       76,451
OTHER NON-OPERATING EXPENSE                                1            -               7            -
                                                -------------------------------------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                   38,533       37,922          76,959       75,893
                                                --------------------------   --------------------------

INCOME(LOSS) BEFORE INCOME TAXES                      (3,893)       3,024         (19,075)         371

PROVISION FOR INCOME TAXES (c)                          (950)           -          (1,809)           -
                                                -------------------------------------------------------

NET INCOME(LOSS)                                     ($4,843)      $3,024        ($20,884)        $371
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $5.2 million for the quarter ended June 30, 2002 and $10.0 million for the six months ended June 30, 2002.
(b)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002.

                           TRUMP CASINO HOLDINGS, LLC
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                           3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------

REVENUES
CASINO                                              $101,859     $102,112        $196,904     $202,124
ROOMS                                                  5,585        5,484          10,427       10,604
FOOD & BEVERAGE                                        9,059        8,877          16,714       16,799
OTHER                                                  4,917        4,279           7,874        6,159
PROMOTIONAL ALLOWANCES (a)                           (21,230)     (20,961)        (41,457)     (40,827)
                                                --------------------------   --------------------------
NET REVENUES                                         100,190       99,791         190,462      194,859
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING (a)                                            49,268       48,213          96,096       95,244
ROOMS                                                  1,753        1,550           3,183        3,031
FOOD & BEVERAGE                                        3,894        3,933           6,911        7,091
GENERAL & ADMIN                                       22,693       20,678          44,995       41,290
                                                --------------------------   --------------------------
  TOTAL EXPENSES                                      77,608       74,374         151,185      146,656
                                                --------------------------   --------------------------

EBITDA (b)                                            22,582       25,417          39,277       48,203
Less:
CRDA                                                   1,095          282           1,353          528
DEPRECIATION & AMORTIZATION                            7,117        6,715          14,349       13,003
CORPORATE EXPENSES  INCL DJT SERVICES AGREEMENT          340        2,490           1,853        4,312
DEBT RENEGOTIATION COSTS                                  23          940             401        1,411
                                                --------------------------   --------------------------
INCOME FROM OPERATIONS                               $14,007      $14,990         $21,321      $28,949
                                                --------------------------   --------------------------

INTEREST INCOME                                         (212)        (294)           (614)        (522)
INTEREST EXPENSE                                      17,046       17,322          38,207       34,445
GAIN  ON DEBT RETIREMENT, NET (c)                          -            -          (7,931)           -
OTHER NON-OPERATING EXPENSE                                6          (39)             20           54
                                                --------------------------   --------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                   16,840       16,989          29,682       33,977
                                                --------------------------   --------------------------

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE
   & INCOME TAXES                                     (2,833)      (1,999)         (8,361)      (5,028)
LOSS IN JOINT VENTURE                                   (615)        (598)         (1,230)      (1,200)
PROVISION FOR INCOME TAXES (d)                          (300)           -            (600)           -
                                                -------------------------------------------------------

NET LOSS                                             ($3,748)     ($2,597)       ($10,191)     ($6,228)
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $0.6 million for the quarter ended June 30, 2002 and $1.2 million for the six months ended June 30, 2002.
(b)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
(c) Includes a net gain of $10.4 million of theTrump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $1.6 million. All of these ransactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.
(d) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002.

                           TRUMP TAJ MAHAL ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                           3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------

REVENUES
CASINO                                              $134,133     $132,453        $257,365     $262,378

   # of Slots                                          4,597        4,847           4,719        4,852
   Win per Slot/Day                                     $215         $208            $197         $201
Slot Win                                             $90,116      $91,887        $168,343     $176,933

   # of Tables                                           127          139             127          139
   Win per Table/Day                                  $3,319       $2,780          $3,404       $2,962
Table Win                                            $38,353      $35,161         $78,240      $74,517
Table Drop                                          $227,850     $217,835        $451,560     $443,547
Hold %                                                 16.8%        16.1%           17.3%        16.8%

Poker, Keno, Race Win                                 $5,664       $5,405         $10,782      $10,928

ROOMS                                                 $8,505       $8,946         $16,158      $16,863
   # of Rooms Sold                                   107,647      108,431         211,480      214,589
   Avg Room Rates                                     $79.01       $82.50          $76.40       $78.58
   Occupancy %                                         94.6%        95.3%           93.5%        94.8%

FOOD & BEVERAGE                                      $14,335      $14,064         $27,164      $27,484
OTHER                                                  3,958        4,567           7,553        9,571
PROMOTIONAL ALLOWANCES (a)                           (32,988)     (31,541)        (61,762)     (62,949)
                                                --------------------------   --------------------------

    NET REVENUES                                    $127,943     $128,489        $246,478     $253,347
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING (a)                                           $58,871      $57,041        $116,029     $115,154
ROOMS                                                  3,983        4,276           7,723        8,005
FOOD & BEVERAGE                                        5,087        5,240           9,774        9,976
GENERAL & ADMIN                                       26,108       25,439          51,871       49,933
                                                --------------------------   --------------------------

  TOTAL EXPENSES                                     $94,049      $91,996        $185,397     $183,068
                                                --------------------------   --------------------------

EBITDA (b)                                           $33,894      $36,493         $61,081      $70,279
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                               $33,894      $36,493         $61,081      $70,279
Depreciation and amortization                        (10,993)      (9,496)        (21,352)     (18,302)
Non-cash write-downs and charges related to
       required regulatory obligations (CRDA)         (1,471)        (723)         (2,321)      (1,440)
                                                --------------------------   --------------------------
Income from operations                               $21,430      $26,274         $37,408      $50,537
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $2.3 million for the quarter ended June 30, 2002 and $4.7 million for the six months ended June 30, 2002.
(b)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                             TRUMP PLAZA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)




                                                         3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------

REVENUES
CASINO                                               $84,432      $84,383        $159,863     $165,884

   # of Slots                                          2,950        2,908           2,956        2,877
   Win per Slot/Day                                     $223         $227            $211         $223
Slot Win                                             $59,934      $60,050        $112,753     $115,891

   # of Tables                                            89           88              90           88
   Win per Table/Day                                  $3,025       $3,039          $2,892       $3,139
Table Win                                            $24,498      $24,333         $47,110      $49,993
Table Drop                                          $141,275     $146,944        $285,199     $290,010
Hold %                                                 17.3%        16.6%           16.5%        17.2%

ROOMS                                                 $6,344       $6,501         $11,764      $12,299
   # of Rooms Sold                                    78,659       77,327         150,158      151,836
   Room Rates                                         $80.65       $84.07          $78.34       $81.00
   Occupancy %                                         95.6%        94.0%           91.7%        92.8%

FOOD & BEVERAGE                                       $9,210       $9,257         $17,419      $18,249
OTHER                                                  1,979        1,997           3,963        3,829
PROMOTIONAL ALLOWANCES (a)                           (23,208)     (22,847)        (44,286)     (45,106)
                                                --------------------------   --------------------------

    NET REVENUES                                     $78,757      $79,291        $148,723     $155,155
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING (a)                                           $37,659      $39,415         $74,390      $77,434
ROOMS                                                  2,428        2,600           4,694        5,052
FOOD & BEVERAGE                                        3,202        2,871           5,730        5,617
GENERAL & ADMIN                                       16,463       14,940          32,029       30,048
                                                --------------------------   --------------------------

  TOTAL EXPENSES                                     $59,752      $59,826        $116,843     $118,151
                                                --------------------------   --------------------------

EBITDA (b)                                           $19,005      $19,465         $31,880      $37,004
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                               $19,005      $19,465         $31,880      $37,004
Depreciation and amortization                         (4,633)      (4,182)         (9,721)      (8,501)
Non-cash write-downs and charges related to
       required regulatory obligations(CRDA)            (640)        (405)           (961)        (806)
Corporate charges                                       (180)        (180)           (360)        (360)
                                                --------------------------   --------------------------
Income from operations                               $13,552      $14,698         $20,838      $27,337
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $2.9 million for the quarter ended June 30, 2002 and $5.3 million for the six months ended June 30, 2002.
(b)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                             TRUMP MARINA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)



                                                          3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                               $69,956      $70,262        $132,176     $137,552

   # of Slots                                          2,517        2,528           2,514        2,526
   Win per Slot/Day                                     $228         $230            $220         $228
Slot Win                                             $52,297      $52,840         $99,987     $104,073

   # of Tables                                            81           79              81           79
   Win per Table/Day                                  $2,371       $2,395          $2,173       $2,318
Table Win                                            $17,479      $17,215         $31,865      $33,140
Table Drop                                           $97,420      $92,961        $183,086     $178,377
Hold %                                                 17.9%        18.5%           17.4%        18.6%

Poker, Keno, Race Win                                   $180         $207            $324         $339

ROOMS                                                 $4,755       $4,691          $8,867       $8,890
   # of Rooms Sold                                    60,424       59,852         116,287      114,604
   Avg Room Rates                                     $78.69       $78.38          $76.25       $77.57
   Occupancy %                                         91.2%        90.4%           88.3%        87.0%

FOOD & BEVERAGE                                       $8,308       $8,116         $15,268      $15,191
OTHER                                                  2,870        2,717           4,448        4,227
PROMOTIONAL ALLOWANCES (a)                           (17,679)     (17,296)        (34,026)     (34,158)
                                                --------------------------   --------------------------

    NET REVENUES                                     $68,210      $68,490        $126,733     $131,702
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING (a)                                           $31,639      $31,931         $62,124      $62,308
ROOMS                                                  1,237        1,180           2,192        2,250
FOOD & BEVERAGE                                        2,767        2,758           4,719        4,766
GENERAL & ADMIN                                       16,637       15,398          33,538       30,434
                                                --------------------------   --------------------------

  TOTAL EXPENSES                                     $52,280      $51,267        $102,573      $99,758
                                                --------------------------   --------------------------

EBITDA (b)                                           $15,930      $17,223         $24,160      $31,944
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                               $15,930      $17,223         $24,160      $31,944
Depreciation and amortization                         (5,248)      (5,298)        (10,643)     (10,199)
Non-cash write-downs and charges related to
       required regulatory obligations                (1,095)        (282)         (1,353)        (528)
Debt renegotiation costs                                             (656)             47       (1,127)
Services agreement                                                   (957)                      (1,596)
                                                --------------------------   --------------------------
Income from operations                                $9,587      $10,030         $12,211      $18,494
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amounts were $0.6 million for the quarter ended June 30, 2002 and $1.2 million for the six months ended June 30, 2002.
(b)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)



                                                           3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                               $31,903      $31,850         $64,728      $64,572

   # of Slots                                          1,717        1,558           1,722        1,509
   Win per Slot/Day                                     $175         $186            $178         $193
Slot Win                                             $27,402      $26,311         $55,584      $52,724

   # of Tables                                            45           47              45           48
   Win per Table/Day                                  $1,099       $1,295          $1,112       $1,356
Table Win                                             $4,501       $5,539          $9,144      $11,848
Table Drop                                           $27,897      $32,546         $55,754      $67,208
Hold %                                                 16.1%        17.0%           16.4%        17.6%

ROOMS                                                   $830         $793          $1,560       $1,714
   # of Rooms Sold                                    14,782       12,727          28,102       27,654
   Avg Room Rates                                        $56          $62             $56          $62
   Occupancy %                                         54.1%        46.6%           51.8%        50.9%

FOOD & BEVERAGE                                         $751         $761          $1,446       $1,608
OTHER                                                    861          448           1,277          818
PROMOTIONAL ALLOWANCES                                (3,551)      (3,665)         (7,431)      (6,669)
                                                --------------------------   --------------------------
    NET REVENUES                                     $30,794      $30,187         $61,580      $62,043
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                               $17,629      $16,282         $33,972      $32,936
ROOMS                                                    516          370             991          781
FOOD & BEVERAGE                                        1,127        1,175           2,192        2,325
GENERAL & ADMIN                                        5,861        5,158          11,154       10,734
                                                --------------------------   --------------------------
   TOTAL EXPENSES                                    $25,133      $22,985         $48,309      $46,776
                                                --------------------------   --------------------------

EBITDA (a)                                            $5,661       $7,202         $13,271      $15,267
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                $5,661       $7,202         $13,271      $15,267
Depreciation and amortization                         (1,869)      (1,417)         (3,706)      (2,804)
Debt renegotiation costs                                             (284)                        (284)
Management  and services agreement                    (1,536)      (1,175)         (3,186)      (2,350)
                                                --------------------------   --------------------------
Income from operations                                $2,256       $4,326          $6,379       $9,829
                                                ==========================   ==========================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a)EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)

                                                           3 MONTHS                     6 MONTHS
                                                   30-Jun-03    30-Jun-02       30-Jun-03    30-Jun-02
CRDA  WRITE-DOWN
   TAJ                                                $1,471         $723          $2,321       $1,440
   PLAZA                                                 640          405             961          806
   MARINA                                              1,095          282           1,353          528
                                                --------------------------   --------------------------
               TOTAL CRDA WRITE-DOWN                  $3,206       $1,410          $4,635       $2,774
                                                ==========================   ==========================


DEPRECIATION & AMORTIZATION
  TAJ                                                $10,993       $9,496         $21,352      $18,302
  PLAZA                                                4,633        4,182           9,721        8,501
  THCR HOLDINGS                                            8            6              14           11
  MARINA                                               5,248        5,298          10,643       10,199
  INDIANA                                              1,869        1,417           3,706        2,804
                                                --------------------------   --------------------------
               TOTAL DEPRECIATION/AMORT              $22,751      $20,399         $45,436      $39,817
                                                ==========================   ==========================

INTEREST EXPENSE
  TAJ                                                $24,543      $24,095         $49,096      $47,412
  PLAZA                                               14,208       13,115          28,297       24,946
  TRUMP ATLANTIC CITY                                               1,022                        4,093
  THCR HOLDINGS                                           56        4,602           4,533        9,249
  TRUMP CASINO HOLDINGS                                3,977            -           4,276            -
  MARINA                                              10,912       11,389          24,769       22,696
  INDIANA                                              2,157          607           2,695        1,231
  THCR MGMT                                                           409             241          827
                                                --------------------------   --------------------------
               TOTAL INTEREST EXPENSE                $55,853      $55,239        $113,907     $110,454
                                                ==========================   ==========================

LOAN COST AMORT/BOND DISC INCL INT EXP
  TAJ                                                   $633         $678          $1,284       $1,314
  PLAZA                                                  417          414             845          732
  TRUMP ATLANTIC CITY                                      -           84               -          343
  THCR HOLDINGS                                                       192             192          384
  TRUMP CASINO HOLDINGS                                  657            -             695            -
  MARINA                                                 730        1,776           2,821        3,487
  INDIANA                                                120          125             210          242
  THCR MGMT                                                           162             223          330
                                                --------------------------   --------------------------
               TOTAL LOAN COST AMORT/BOND DISC        $2,557       $3,431          $6,270       $6,832
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)



Cash & Cash Equivalents                            30-Jun-03    30-Jun-02
    (in millions)
Trump Atlantic City Consolidated                       $70.2        $82.6
Trump Casino Holdings Consolidated                      35.8         36.6
Trump Hotels & Casino Resorts                            0.3          0.8
                                                --------------------------
    Total Cash & Cash Equivalents                     $106.3       $120.0
                                                ==========================


Capital Expenditures                              Purchase  Capital Lease/
   (in thousands)                               of Property       Financed   Total Capital
                                                & Equipment      Additions   Expenditures
For the Three Months Ended June 30, 2003
  TAJ                                                $4,352      $10,609      $14,961
  PLAZA                                               1,113        2,787        3,900
  MARINA                                              1,252        5,831        7,083
  INDIANA                                             2,480        4,710        7,190
  THCR HOLDINGS                                          17            -           17
                                                --------------------------------------
               TOTAL                                 $9,214      $23,937      $33,151
                                                ======================================

For the Three Months Ended June 30, 2002
  TAJ                                                $2,892       $3,676       $6,568
  PLAZA                                               1,475        2,096        3,571
  MARINA                                              1,065        3,011        4,076
  INDIANA                                             5,127           10        5,137
  THCR HOLDINGS                                           4            -            4
                                                --------------------------------------
               TOTAL                                $10,563       $8,793      $19,356
                                                ======================================


For the Six Months Ended June 30, 2003
  TAJ                                                $9,877      $10,609      $20,486
  PLAZA                                               2,000        4,547        6,547
  MARINA                                              2,408        5,831        8,239
  INDIANA                                             4,185        4,710        8,895
  THCR HOLDINGS                                          22            -           22
                                                --------------------------------------
               TOTAL                                $18,492      $25,697      $44,189
                                                ======================================

For the Six Months Ended June 30, 2002
  TAJ                                                $5,045       $5,131      $10,176
  PLAZA                                               2,337        2,096        4,433
  MARINA                                              1,868        3,011        4,879
  INDIANA                                             6,431           10        6,441
  THCR HOLDINGS                                          44            -           44
                                                --------------------------------------
               TOTAL                                $15,725      $10,248      $25,973
                                                ======================================